U.S. Bancorp 3Q22 Earnings Conference Call October 14, 2022 Exhibit 99.2

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties, including the following risks and uncertainties and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of Exhibit 13 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, which could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; the impacts of the COVID-19 pandemic on its business, financial position, results of operations, liquidity and prospects; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; the effects of climate change; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; the impacts of international hostilities or geopolitical events; impacts of supply chain disruptions and rising inflation; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp’s business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from those described in forward-looking statements, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, on file with the Securities and Exchange Commission, including the sections entitled “Corporate Risk Profile” and “Risk Factors” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information

3Q22 Highlights 1 Taxable-equivalent basis; see slide 28 for calculation 2 Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 9.4% as of 9/30/22. 3 Non-GAAP; see slide 30 for calculations 4 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased

Performance Ratios Return on Average Assets Efficiency Ratio1 & Net Interest Margin2 Return on Average Common Equity Return on Tangible Common Equity1 1 Non-GAAP; see slides 28 and 29 for calculations 2 Net interest margin on a taxable-equivalent basis 3 Non-GAAP; Excluding merger and integration charges; see slides 28 and 29 for calculations 1.16%3 15.3%3 20.5%3 57.5% 58.9%3 16.2%3 21.4%3 56.8%3

1 Represents core Consumer Banking customers active in at least one channel in the previous 90 days 2 Interactive Voice Response Total Digital includes both online and mobile platforms Digital Engagement Trends 8/31/22 2

Digital and Payments Initiatives

Consumer Banking

usbank + StateFarm

State Farm Agent Production
(Deposit & Credit Card)



2.6x
3Q21
3Q22

New State Farm Deposit Accounts[1]

~50%	are out of U.S. Bank's footprint
~80%	are new customers to U.S. Bank

Business Banking

talech

New talech Customers



~5.4x
FY20
>5x
2020
2021
3Q22
YTD

talech helps small businesses tackle **accounts receivable** and operational tasks

Commercial and Large Corporate

First in market to send RTP[2] Transaction

Multiple ways to integrate RTP products

RTP Transactions at U.S. Bank



>17x
FY20
~6x
2020
2021
3Q22
YTD

[1] Data as of 9/30/2022
[2] Real Time Payments
Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company

U.S. Bank
6

Business Banking and Payments Trends With 1.1 million business1 banking relationships, there is a significant opportunity for us to deepen current relationships and acquire new customers. Banking and Payments2 Relationships Business Banking only Business Banking & Payments Payments only Payments & Business Banking 1 Defined as businesses with under $25M in revenue 2 Payments includes merchant acquiring and card relationships within Retail Payment Solutions 3 Data as of 8/31/22 4 Data indexed to 100 as of 3/31/21 Relationship Growth4 Relationships with both a Banking & Payments Product Total Relationships 8/31/22

Average Loans +3.9% linked quarter +13.5% year-over-year On a linked quarter basis, average total loans were higher primarily due to higher commercial loans, higher residential mortgages and higher credit card loans. On a year-over-year basis, average total loans were higher primarily due to growth in commercial loans, higher residential mortgages, and higher credit card loans, partially offset by lower retail leasing balances. $ in billions

Average Deposits +0.1% linked quarter +5.9% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits decreased on a linked quarter basis and on a year-over-year basis. On a linked quarter basis, the decrease was driven by Corporate and Commercial Banking and Wealth Management and Investment Services, while the year-over-year decrease was primarily driven by Corporate and Commercial Banking, Consumer and Business Banking and Payments Services. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, were higher on a linked quarter basis and on a year-over-year basis. $ in billions

NCO Ratio -1 bps QoQ -1 bps YoY NPAs -12.1% QoQ -28.3% YoY $ in millions, except allowance for credit losses in billions Allowance for Credit Losses by Loan Class, 3Q22   Amount ($B) Loans and Leases Outstanding (%) Commercial $2.0 1.5% Commercial Real Estate 1.0 2.4% Residential Mortgage 0.7 0.8% Credit Card 1.8 7.5% Other Retail 1.0 1.6% Total $6.5 1.9% Credit Quality

Earnings Summary 1 Merger and integration-related charges associated with the planned acquisition of MUFG Union Bank.

Net Interest Income +11.3% linked quarter +20.6% year-over-year $ in millions 1 Includes PPP interest income and PPP loan fees Net interest income on a taxable-equivalent basis; see slide 28 for calculation Including PPP Excluding PPP +11.4% linked quarter +25.3% year-over-year $3,197 $3,464 $3,857 Linked Quarter Net interest income increased, primarily due to the impact of rising interest rates on earnings assets, strong loan growth and one more day in the quarter, partially offset by deposit pricing and short-term borrowing costs. The net interest margin increased, reflecting the impact of rising interest rates and reinvestment yields in the investment portfolio, partially offset by deposit pricing and short-term borrowing costs. Year-over-Year Net interest income increased, primarily due to the impact of rising interest rates on earning assets and strong growth in loan and investment securities balances, partially offset by deposit pricing, lower loan fees related to the forgiveness of PPP loans from a year ago, and funding mix. The net interest margin increased, primarily due to the impact of higher rates on earning assets, partially offset by deposit pricing and short-term borrowing costs. PPP Impact Paycheck Protection Program (PPP) Income1 Net Interest Income, excluding PPP Net Interest Margin

Noninterest Income -3.1% linked quarter -8.3% year-over-year Linked Quarter Mortgage banking revenue decreased, reflecting lower volumes of performing loan sales and a decrease in the fair value of mortgage servicing rights, net of hedging activities. Payment services revenue decreased, as credit card revenue decreased due to lower sales volume and rate. Merchant processing services revenue decreased due to the impact of foreign currency exchange rates as well as lower interchange rates. Corporate payment products revenue increased due to continued strengthening of business activities and seasonality of government spending. Treasury management fees decreased due to seasonally lower IRS processing volumes and the impact of earnings credits during a period of rising interest rates. Year-over-Year Mortgage banking revenue decreased, reflecting lower application volume, given declining refinancing activity experienced in the mortgage industry, lower gain on sale margins, and lower performing loan sales. Deposit service charges revenue decreased, primarily due to the impact of the elimination of certain consumer NSF fees in the first quarter of 2022. Payment services revenue increased, reflecting higher corporate payments product revenue driven by improving business spending across all product groups. Merchant Processing services revenue increased due to higher sales volume and higher merchant fees. $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other

Payment Services Fee Revenue Growth 1 Includes prepaid card

Payment Services

Payments Revenue Breakdown

Payment Fees as a % of Net Revenue (3Q22)


6.4%
6.2%
3.0%
84.4%
Merchant Processing
Credit and Debit Card[1]
Corporate Payments
All Other Revenue

- Total payments revenue, which includes net interest income and fee revenue, accounted for 26% of 3Q22 net revenue.
- Total payment fee revenue grew nearly 4.9% year-over-year due to the continued cyclical recovery and increased sales volumes reflecting underlying business momentum as our investments pay off.

Seasonal Considerations

Historical Linked Quarter Seasonal Trends for Payment Fees Revenue[2]

Segment	1Q	2Q	3Q	4Q
Credit and Debit Card[1]	↓	↑	Stable	↑
Corporate Payments	Stable	↑	↑	↓
Merchant Processing	↓	↑	↑	↓

- Payments fee revenue growth, on a linked quarter basis, is typically seasonally strongest in 2Q

A Shift to Tech-led[3] Revenue

Our **multiyear investments** in e-commerce and tech-led will continue to **drive growth**

Tech-led[3] Merchant Processing Fee Revenue Growth


7%
43%
3Q22 vs. 3Q21
3Q22 vs. 3Q19

New Tech-led[3] Partnerships


~2.5x FY19
2019
2020
2021
3Q22 YTD

[1] Includes prepaid card
[2] Linked quarter change based on trends from 2015 – 2019
[3] Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers

U.S. Bank 15

Noninterest Expense -2.3% linked quarter +6.1% year-over-year Linked Quarter Compensation expense increased, primarily due to the number of payroll days in the quarter along with higher performance-based incentives, partially offset by lower variable compensation. Professional services expense increased, due to the timing of initiatives. Marketing and business development expense increased due to brand advertising and the timing of marketing campaigns. Year-over-Year Compensation expense increased, primarily due to merit and hiring to support business growth, partially offset by lower performance-based incentives and variable compensation. Employee benefits expense increased, primarily due to higher medical claims expenses. Marketing and business development expense increased, due to the timing of marketing campaigns as well as increased travel and entertainment. $ in millions PPS = postage, printing and supplies 1 $197 million and $42 million of merger and integration charges included in 2Q22 and 3Q22, respectively Reported Excluding Notable Items1 +1.9% linked quarter +4.8% year-over-year

Capital Position 1 Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology 2 Non-GAAP; see slide 30 for calculations

1 All guidance for stand alone USB 2 Core guidance excludes notable items for merger and integration charges associated with the planned acquisition of MUFG Union Bank 3 Excludes $42 million of merger and integration-related charges associated with the planned acquisition of MUFG Union Bank Outlook1 4Q 2022 Guidance Revenue Up ~ 2% Compared to 3Q 2022 of $6,326 ($ in millions) Core2 Expenses Full Year 2022 Guidance Up 5 – 6% Compared to FY 2021 of $22,827 Positive operating leverage of at least 200 basis points Core2 Operating Leverage Revenue Up ~ 2% Compared to 3Q 2022 of $3,5953

Progress What’s Next Integration planning including technology and business line operations largely complete $100 billion community benefits plan announced Participated in numerous stakeholder town-hall meetings Participated in a joint public meeting with the Fed and OCC Entered into a Letter of Agreement with the DOJ, and signed purchase agreement, to divest three Union Bank branches in San Bernardino County, California Continuing to work with regulators in the normal course of action Targeting transaction closing in 4Q22, subject to regulatory approval Finalizing integration and conversion plans across all business and corporate functions Conversion anticipated in the first half of 2023 Execute conversion and integration plan Union Bank Acquisition Update

Appendix

Average Loans Key Points Commercial CRE Res Mtg Other Retail Credit Card Average Loans ($bn) Linked Quarter Average total loans increased by $12.6 billion, or 3.9% Average commercial loans increased by $7.9 billion, or 6.5% Average residential mortgage loans increased by $3.8 billion, or 4.7% Average credit card loans increased by $1.4 billion, or 6.0% Year-over-Year Average total loans increased by $40.0 billion, or 13.5% Average commercial loans increased by $26.7 billion, or 26.2% Average residential mortgage loans increased by $9.9 billion, or 13.4% Average credit card loans increased $2.2 billion, or 10.0% Year-over-Year Growth (4.6%) 0.1% 6.5% 10.2% 13.5%

Key Points Average Deposits ($bn) Linked Quarter Average total deposits increased by $0.3 billion, or 0.1% Average low-cost deposits (NIB, interest checking, savings and money market) decreased by $9.0 billion, or 2.1% Year-over-Year Average total deposits increased by $25.3 billion, or 5.9% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $12.6 billion, or 3.1% Year-over-Year Growth 6.4% 6.5% 6.5% 6.4% 5.9% Average Deposits Time Money Market Checking and Savings Noninterest-bearing

Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q21 2Q22 3Q22 Average Loans$101,832 $120,657 $128,519 30-89 Delinquencies0.16% 0.20% 0.25% 90+ Delinquencies0.04% 0.07% 0.03% Nonperforming Loans0.21% 0.12% 0.09% (1.1%) 2.6% 8.0% 6.9% 6.5% Average loans increased by 6.5% on a linked quarter basis Net charge-offs ratio remained low at 0.08% Utilization increased quarter over quarter from 23.7% to 24.3% Linked Quarter Growth Credit Quality – Commercial

$mm3Q21 2Q22 3Q22 Average Loans$38,921 $39,517 $40,010 30-89 Delinquencies0.08% 0.06%0.02% 90+ Delinquencies0.05%0.01%0.05% Nonperforming Loans0.76% 0.52% 0.41% Linked Quarter Growth 0.9% (0.2%) 0.6% 1.1% 1.2% Average loans increased by 1.2% on a linked quarter basis  Continued low loss rates were supported by strong portfolio credit quality Key Points Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Credit Quality – Commercial Real Estate

$mm3Q212Q223Q22 Average Loans$74,104 $80,228$84,018 30-89 Delinquencies0.20%0.12% 0.10% 90+ Delinquencies0.15% 0.12% 0.10% Nonperforming Loans0.32%0.27%0.24% 1.0% 2.4% 2.1% 3.6% 4.7% Key Points Average loans increased by 4.7% on a linked quarter basis reflecting a combination of home purchases and slow down of payoffs on existing mortgages Continued low loss rates were supported by strong portfolio credit quality Originations continued to be high credit quality (weighted average credit score of 767, weighted average LTV of 74%) Linked Quarter Growth Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Credit Quality – Residential Mortgage

$mm3Q212Q223Q22 Average Loans$21,905 $22,748 $24,105 30-89 Delinquencies0.83% 0.84% 0.97% 90+ Delinquencies0.66%0.69% 0.74% Nonperforming Loans - %- %- % 3.7% 2.3% (2.5%) 4.1% 6.0% Key Points Linked Quarter Growth Average loans increased by 6.0% on a linked quarter basis  Net charge-off ratio remained low during the quarter driven by stable payment performance Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Credit Quality – Credit Card

$mm3Q212Q223Q22 Average Loans$59,977 $61,037$60,126 30-89 Delinquencies0.41%0.39% 0.41% 90+ Delinquencies0.11%0.10% 0.11% Nonperforming Loans0.26%0.24% 0.22% 2.9% 1.9% 1.0% (1.2%) (1.5%) Key Points Linked Quarter Growth Average loans decreased by (1.5%) on a linked quarter basis  Continued low net charge-offs were supported by strong portfolio credit quality Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Credit Quality – Other Retail

Non-GAAP Financial Measures (1), (2) – see slide 31 for corresponding notes

(2), (3) – see slide 31 for corresponding notes Non-GAAP Financial Measures

Non-GAAP Financial Measures 1 Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (3), (4), (5) – see slide 31 for corresponding notes

Notes Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items for the three months ended September 30, 2022 include $42 million ($33 million after-tax) of merger and integration charges associated with the planned acquisition of MUFG Union Bank, while the three months ended June 30, 2022 include $197 million ($153 million after-tax) of merger and integration charges. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology.